Prospectus Supplement No. 5

Filed Pursuant to Rule 424(b)(3)

File No. 333-235695

Prospectus Supplement No. 5 Dated April 3, 2020

To Prospectus Dated January 15, 2020

This prospectus supplement No. 5 supplements the prospectus dated January 15, 2020 relating to the offering and sale by Aytu BioScience, Inc. of shares of its common stock relating to the potential merger with Innovus Pharmaceuticals, Inc. This prospectus supplement should be read in conjunction with the prospectus which is to be delivered with this prospectus supplement. Any statement contained in the prospectus shall be deemed to be modified or superseded to the extent that information in this prospectus supplement modifies or supersedes such statement. Any statement that is modified or superseded shall not be deemed to constitute a part of the prospectus except as modified or superseded by this prospectus supplement.

This prospectus supplement is being filed to update and supplement the information in the prospectus with, (i) our Current Report on Form 8-K filed with the SEC on March 12, 2020, (ii) our Current Report on Form 8-K filed with the SEC on March 13, 2020, (iii) our Current Report on Form 8-K filed with the SEC on March 13, 2020, (iv) our Current Report on Form 8-K filed with the SEC on March 19, 2020, (v) our Current Report on Form 8-K filed with the SEC on March 20, 2020, (vi) our Current Report on Form 8-K filed with the SEC on March 23, 2020, (vii) our Current Report on Form 8-K filed with the SEC on March 25, 2020 and (viii) our Current Report on Form 8-K filed with the SEC on April 1, 2020.

Investing in our common stock involves a high degree of risk. Before making an investment decision, please read “Risk Factors” beginning on page 26 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the transaction described in the Prospectus or determined whether the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This date of this prospectus supplement is April 3, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 9, 2020, Aytu BioScience, Inc. (the “Company", signed an Exclusive Distributor and License Agreement (the “Agreement”) for the right to commercialize a clinically validated and commercially used coronavirus 2019 (COVID-19) IgG/IgM Rapid Test. The test has been licensed from L.B. Resources, Limited (a Hong Kong Corporation), which licensed North American rights from product developer Zhejiang Orient Gene Biotech Co., Ltd. The test is intended for professional use and delivers clinical results between 2 and 10 minutes at the point-of-care. This exclusive agreement grants Aytu the exclusive right to distribute the product in the United States of America for a period of three years, with additional three-year autorenewals thereafter. The Company expects to pursue U.S. regulatory clearance and expects to consult with the U.S. Food and Drug Administration about qualifying the test under FDA's Emergency Use Authorization.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: March 12, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2020, Aytu BioScience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 4,450,000 shares of the Company’s common stock (the “Common Stock”) at a purchase price per share of $1.15 (the “Shares”) and (ii) pre-funded warrants to purchase up to 3,376,087 shares of Common Stock (the “Pre-Funded Warrants”) at an effective price of $1.15 per share ($1.1499 paid to the Company upon the closing of the offering and $0.0001 to be paid upon exercise of such Pre-Funded Warrants), for aggregate gross proceeds to the Company of approximately $9.0 million, before deducting placement agent fees and other offering expenses payable by the Company (the “Registered Offering”). The Pre-Funded Warrants are exercisable immediately upon issuance and remain exercisable until exercised in full. The Shares and Pre-Funded Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2017, as amended, and was declared effective on December 1, 2017 (File No. 333-221735) (the “Registration Statement”) and a prospectus supplement thereunder. The Registered Offering is expected to close on or about March 13, 2020, subject to customary closing conditions.

Pursuant to a letter agreement dated as of January 3, 2020, as amended, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Registered Offering. The Company has agreed to pay Wainwright 7.5% of the aggregate gross proceeds in the Registered Offering, excluding the proceeds, if any, from the exercise of the Purchase Warrants. The Company also agreed to pay Wainwright a management fee of 1.0% of the aggregate proceeds in the Registered Offering and to reimburse Wainwright for certain expenses in connection with the Registered Offering in an aggregate amount not to exceed $50,000. In addition, the Company agreed to pay Wainwright $40,000 for non-accountable expenses and $12,900 for clearing fees. The Company also agreed to issue to the placement agent (or its designees) warrants to purchase up to 508,696 shares of common stock (the “Placement Agent Warrants”) as part of the compensation payable to it. The Placement Agent Warrants will be substantially on the same terms as the Pre-Funded Warrants, except that the Placement Agent Warrants are not pre-funded, will have an exercise price of $1.4375 per share and will expire five years from the effective date of the Registered Offering.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants and the Placement Agent’s Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the Pre-Funded Warrants and the Placement Agent’s Warrants, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On March 11, 2020, the Company also issued a press release announcing the Registered Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the legal opinion of Dorsey & Whitney LLP relating to the Shares, the Pre-Funded Warrants, the Placement Agent Warrants and the shares of common stock underlying the Pre-Funded Warrants and the Placement Agent Warrants is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
4.1	Form of Pre-Funded Purchase Warrant
4.2	Form of Placement Agent’s Warrants
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement, dated March 10, 2020, by and between the Company and the Purchaser
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1*	Press release dated March 10, 2020

*In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	March 12, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2020, Aytu BioScience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 16,000,000 shares of the Company’s common stock (the “Common Stock”) at a purchase price per share of $1.25 (the “Shares”) and (ii) warrants to purchase up to 16,000,000 shares of Common Stock (the “Warrants”) at an exercise price of $1.25 per share, for aggregate gross proceeds to the Company of $20.0 million, before deducting placement agent fees and other offering expenses payable by the Company (the “Registered Offering”). The Warrants are exercisable immediately upon issuance and have a term of one year from the issuance date. The Shares and Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2017, as amended, and was declared effective on December 1, 2017 (File No. 333-221735) (the “Registration Statement”) and a prospectus supplement thereunder. The Registered Offering closed on March 13, 2020.

Pursuant to a letter agreement dated as of January 3, 2020, as amended, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Registered Offering. The Company has agreed to pay Wainwright 7.5% of the aggregate gross proceeds in the Registered Offering, excluding the proceeds, if any, from the exercise of the Warrants. The Company also agreed to pay Wainwright a management fee of 1.0% of the aggregate gross proceeds in the Registered Offering and to pay Wainwright certain non-accountable expenses of $90,000 and a clearing fee of $12,900. In addition, the Company also agreed to issue to the placement agent (or its designees) warrants to purchase up to 1,040,000 shares of common stock (the “Placement Agent Warrants”) as part of the compensation payable to it. The Placement Agent Warrants will be substantially on the same terms as the Warrants, except that the Placement Agent Warrants will have an exercise price of $1.5625 per share.

The foregoing descriptions of the Purchase Agreement, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the Warrants and the Placement Agent Warrants, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On March 12, 2020, the Company also issued a press release announcing the Registered Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the legal opinion of Dorsey & Whitney LLP relating to the Shares, the Warrants, the Placement Agent Warrants and the shares of common stock underlying the Warrants and the Placement Agent Warrants is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
4.1	Form of Warrant
4.2	Form of Placement Agent’s Warrants
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement, dated March 12, 2020, by and between the Company and the Purchaser
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1*	Press release dated March 12, 2020

*	In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	March 13, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 13, 2020, Aytu BioScience, Inc. (the “Company"), signed an Addendum to a distribution agreement previously signed March 9, 2020 (the “Addendum”) for the right to commercialize a clinically validated and commercially used coronavirus 2019 (COVID-19) IgG/IgM Rapid Test. The test has been licensed from L.B. Resources, Limited (a Hong Kong Corporation). The test is intended for professional use and delivers clinical results between 2 and 10 minutes at the point-of-care. This Addendum grants Aytu the additional rights to distribute the product in both Canada and Mexico for a period of three years, with additional three-year autorenewals thereafter. The Company expects to pursue expedited regulatory clearance of the product with Health Canada and COFEPRIS (Comisión Federal para la Protección contra Riesgos Sanitarios), the regulatory agencies in Canada and Mexico, respectively.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: March 19, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2020, Aytu BioScience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 12,539,197 shares of the Company’s common stock (the “Common Stock”) at a purchase price per share of $1.595 (the “Shares”) and (ii) warrants to purchase up to 12,539,197 shares of Common Stock (the “Warrants”) at an exercise price of $1.47 per share, for aggregate gross proceeds to the Company of $20.0 million, before deducting placement agent fees and other offering expenses payable by the Company (the “Registered Offering”). The Warrants are exercisable immediately upon issuance and have a term of one year from the issuance date. The Shares and Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2017, as amended, and was declared effective on December 1, 2017 (File No. 333-221735) (the “Registration Statement”) and a prospectus supplement thereunder. The Registered Offering is expected to close on or about March 23, 2020, subject to satisfaction of customer closing conditions.

Pursuant to a letter agreement dated as of January 3, 2020, as amended, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Registered Offering. The Company has agreed to pay Wainwright 7.5% of the aggregate gross proceeds in the Registered Offering, excluding the proceeds, if any, from the exercise of the Warrants. The Company also agreed to pay Wainwright a management fee of 1.0% of the aggregate gross proceeds in the Registered Offering and to pay Wainwright certain non-accountable expenses of $90,000 and a clearing fee of $12,900. In addition, the Company also agreed to issue to the placement agent (or its designees) warrants to purchase up to 815,047 shares of common stock (the “Placement Agent Warrants”) as part of the compensation payable to it. The Placement Agent Warrants will be substantially on the same terms as the Warrants, except that the Placement Agent Warrants will have an exercise price of $1.9938 per share.

The foregoing descriptions of the Purchase Agreement, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the Warrants and the Placement Agent Warrants, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On March 19, 2020, the Company also issued a press release announcing the Registered Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the legal opinion of Dorsey & Whitney LLP relating to the Shares, the Warrants, the Placement Agent Warrants and the shares of common stock underlying the Warrants and the Placement Agent Warrants is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
4.1	Form of Warrant
4.2	Form of Placement Agent’s Warrants
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement, dated March 12, 2020, by and between the Company and the Purchaser
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1*	Press release dated March 12, 2020

*	In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	March 20, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 23, 2020, Aytu BioScience, Inc. (the “Company"), reported that it has received confirmation from the U.S. Food and Drug Administration (FDA) that the company may begin distribution of its Coronavirus Disease 2019 (“COVID-2019”) IgG/IgM Rapid Test throughout the United States. The COVID-19 IgG/IgM Rapid Test is intended for professional use and delivers results between 2 and 10 minutes at the point-of-care.

In addition, the Company expects delivery of its first shipment of 100,000 tests this week. The Company has been in discussions with healthcare distributors, healthcare institutions, medical practices, and government agencies and is working quickly to begin distribution into the U.S. healthcare supply chain.

Item 9.01 Financial Statements and Exhibits.

(d)

The following exhibit is being filed herewith:

Exhibit	Description
99.1	Press Release dated March 23, 2020

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: March 23, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 24, 2020, Aytu BioScience, Inc. (the “Company”) received a letter from Nasdaq Regulation, a division of The Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that the Nasdaq has determined that the Company’s stock price has traded above at least $1.00 for at least 10 consecutive business days since the previously announced February 19, 2020 notice, and therefore, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2), commonly referred to as the Bid Price Rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	March 25, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 1, 2020, Aytu BioScience, Inc. (the “Company”) a specialty pharmaceutical company focused on commercializing novel products that address significant patient needs announced today that it has received its first Coronavirus Disease 2019 (“COVID-2019”) IgG/IgM Rapid Test shipment containing 100,000 tests from the manufacturer on March 31, 2020. The Company is now in the process of relabeling the test kits to comply with Food and Drug Administration (FDA) requirements relating to labeling of COVID-19 serology test kits and expects to begin filling current backorders and additional incoming orders shortly thereafter.

Additionally, the Company announced that it expects to receive another 500,000 rapid tests from the manufacturer in the next two to three weeks in order to fulfill additional customer orders.

Forward-Looking Statement

This current report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. All statements other than statements of historical facts contained in this presentation, are forward-looking statements. Forward-looking statements are generally written in the future tense and/or are preceded by words such as ''may,'' ''will,'' ''should,'' ''forecast,'' ''could,'' ''expect,'' ''suggest,'' ''believe,''''estimate,'' ''continue,'' ''anticipate,'' ''intend,'' ''plan,'' or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: market and other conditions, the regulatory and commercial risks associated with introducing the COVID-19 IgG/IgM Rapid Test, shipping delays and their impact on our ability to introduce the COVID-19 IgG/IgM Rapid Test, our ability to enforce our exclusive rights to distribute the COVID-19 IgG/IgM Rapid Test in the jurisdictions set forth in the distribution agreement, the ability of the COVID-19 IgG/IgM Rapid Test to accurately and reliably test for COVID-19, the manufacture of the COVID-19 IgG/IgM Rapid Test’s ability to manufacture such testing kits on a high volume scale, manufacturing problems or delays related to the COVID-19 IgG/IgM Rapid Test, our ability to satisfy any labelling conditions or other FDA or other regulatory conditions to sell the COVID-19 IgG/IgM Rapid Test Kit, the ability to obtain a sufficient number of COVID-19 IgG/IgM Rapid Test kits to meet demand if any, the demand or lack thereof for the COVID-19 IgG/IgM Rapid Test Kit, effects of the business combination of Aytu and the Commercial Portfolio and the recently completed merger ("Merger") with Innovus Pharmaceuticals, including the combined company's future financial condition, results of operations, strategy and plans, the ability of the combined company to realize anticipated synergies in the timeframe expected or at all, changes in capital markets and the ability of the combined company to finance operationsin the manner expected, the diversion of management time on Merger-related issues and integration of the Commercial Portfolio, the ultimate timing, outcome and results of integrating the operations the Commercial Portfolio and Innovus with Aytu's existingoperations, risks relating to gaining market acceptance of our products, obtaining or maintaining reimbursement by third-party payors for our prescription products, the potential future commercialization of our product candidates, the anticipated start dates, durations and completion dates, as well as the potential future results, of our ongoing and future clinical trials, the anticipated designs of our future clinical trials, anticipated future regulatory submissions and events, our anticipated future cash position and future events under our current and potential future collaboration. We also refer you to the risks described in ''Risk Factors'' in Part I, Item 1A of the company's Annual Report on Form 10-K and in the other reports and documents we file with the Securities and Exchange Commission from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
99.1	Press release announcement dated April 1, 2020

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: April 1, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

2